UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Village Rd, Suite 100

Middleton, MA 01949

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 472-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 2, 2026, SCWorx Corp. (the "Company") received a letter (the "Letter") from the Listing Qualifications Department (the "Staff") of The Nasdaq Stock Market LLC ("Nasdaq") advising the Company that it no longer satisfies the requirement of Nasdaq Listing Rule 5550(a)(4) to maintain a minimum of 500,000 publicly held shares for continued listing on The Nasdaq Capital Market (the "Publicly Held Shares Requirement"), and that this matter serves as an additional basis for delisting the Company’s securities from the Nasdaq. Based on the Company’s confirmation to the Staff dated September 1, 2026, the Company had 89,782 publicly held shares. For purposes of the Nasdaq Listing Rules, publicly held shares are total shares outstanding, less any shares held by officers, directors or beneficial owners of 10% or more of the Company’s outstanding shares.

As previously disclosed in the Company’s Current Report on Form 8-K filed on July 30, 2026, the Company (i) effected a 1-for-12 reverse stock split of its common stock, effective August 3, 2026 (the "Reverse Stock Split"), to satisfy a condition imposed by the Nasdaq Hearings Panel (the "Panel") that the closing bid price of the Company’s common stock be at or above $1.00 per share for twenty consecutive trading days on or before August 31, 2026 (as extended by the Panel), and (ii) anticipated that the Reverse Stock Split would reduce the number of its publicly held shares below the Publicly Held Shares Requirement.

The closing bid price of the Company’s common stock was at or above $1.00 per share for the twenty consecutive trading days ended August 31, 2026. However, under Nasdaq Listing Rule 5810(c)(3)(A), because the Reverse Stock Split resulted in the Company’s non-compliance with the Publicly Held Shares Requirement, the Company is not considered to have regained compliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Requirement"), is not eligible for a separate compliance period with respect to the Publicly Held Shares Requirement, and will continue to be considered non-compliant with the Bid Price Requirement until the Company regains compliance with the Publicly Held Shares Requirement and thereafter the closing bid price of its common stock is at or above $1.00 per share for a minimum of ten consecutive business days, or such longer period, generally not exceeding twenty consecutive business days, as the Staff may require. Accordingly, the Company currently does not satisfy the Bid Price Requirement, the Publicly Held Shares Requirement or the MVPHS Requirement described below.

The Letter constitutes formal notification under Nasdaq Listing Rule 5810(d) that the Panel will consider this matter in its decision regarding the Company’s continued listing on The Nasdaq Capital Market, and that the Company may present its views with respect to this additional deficiency to the Panel in writing no later than September 9, 2026. The Company intends to submit its views to the Panel by that date. The Letter has no immediate effect on the listing of the Company’s common stock, which remains subject to the Panel’s determination.

The Company remains subject to the previously disclosed deficiency under Nasdaq Listing Rule 5550(a)(5), which requires a minimum market value of publicly held shares of $1,000,000 (the "MVPHS Requirement"), and for which the Staff has provided a compliance period expiring January 20, 2027.

The Company is evaluating the alternatives available to it to regain compliance with the Publicly Held Shares Requirement, the MVPHS Requirement and the Bid Price Requirement. Because the Publicly Held Shares Requirement and the MVPHS Requirement are each measured by reference to the number of the Company’s publicly held shares, the Company does not believe it can regain compliance with either requirement without an increase in the number of its publicly held shares, which would require the issuance of additional shares of common stock, and the Company will not be considered to have regained compliance with the Bid Price Requirement until after that occurs.

As of the date of this Current Report, the Company’s board of directors has not determined the structure, timing or terms of any such issuance, and there can be no assurance that such issuance can be completed on acceptable terms or at all. Any such issuance would result in dilution to existing stockholders and could adversely affect the market price of the Company’s common stock. Because the Company will not be considered to have regained compliance with the Bid Price Requirement until after it regains compliance with the Publicly Held Shares Requirement and thereafter maintains a closing bid price of at least $1.00 per share for the period required by Nasdaq, any decline in the closing bid price below $1.00 per share would prevent the Company from satisfying that requirement during the period in which it must do so, and the Panel may consider any such decline in determining whether to continue the Company’s listing. In addition, as previously disclosed, under Nasdaq Listing Rule 5810(c)(3)(A)(iv), if the Company regains compliance with the Bid Price Requirement and the closing bid price of its common stock is thereafter below $1.00 per share for 30 consecutive business days at any time before August 3, 2027, the Company will not be eligible for a compliance period and the Staff will issue a Staff Delisting Determination.

There can be no assurance that the Company will regain compliance with the Publicly Held Shares Requirement, the MVPHS Requirement or the Bid Price Requirement, that the Panel will continue the Company’s listing or grant the Company additional time in which to regain compliance, or that the Company’s securities will remain listed on Nasdaq. If the Company’s common stock is delisted from Nasdaq, it would be expected to trade in the over-the-counter market, subject to the availability of one or more market makers and applicable requirements, which would likely result in reduced liquidity and reduced availability of price quotations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding the Company’s intention to submit its views to the Nasdaq Hearings Panel, the Company’s evaluation of alternatives to regain compliance with Nasdaq’s continued listing requirements, the Company’s belief that regaining compliance will require the issuance of additional shares of common stock, and the Company’s ability to regain and thereafter maintain compliance with the minimum bid price, publicly held shares and market value of publicly held shares requirements. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "may," "will" and similar expressions identify forward-looking statements, although not all forward-looking statements contain these words.

Forward-looking statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others: that the Company currently does not satisfy the minimum bid price, publicly held shares or market value of publicly held shares requirements for continued listing on The Nasdaq Capital Market and, under Nasdaq Listing Rule 5810(c)(3)(A), will not be considered to have regained compliance with the minimum bid price requirement until it regains compliance with the publicly held shares requirement and thereafter maintains a closing bid price of at least $1.00 per share for the period required by Nasdaq; that the Company’s board of directors has not determined the structure, timing or terms of any issuance of additional shares of common stock, and the Company may be unable to complete an issuance of securities to non-affiliates on acceptable terms, on the required timetable, or at all; that any such issuance would be dilutive to existing stockholders and could cause the closing bid price of the Company’s common stock to decline, including below $1.00 per share, which would prevent the Company from satisfying the minimum bid price requirement within the time available and could result in the delisting of the Company’s common stock; that the Hearings Panel may determine to delist the Company’s common stock, or may decline to grant the Company the time necessary to regain compliance, and in any event may not grant an exception extending beyond the maximum period permitted by the Nasdaq Listing Rules; that if the Company regains compliance with the minimum bid price requirement and its closing bid price is thereafter below $1.00 per share for 30 consecutive business days at any time before August 3, 2027, the Company will not be eligible for a compliance period and will receive a Staff Delisting Determination; that Nasdaq may adopt, or the Securities and Exchange Commission may approve, additional or more stringent continued listing requirements with which the Company may be unable to comply; that delisting from Nasdaq would likely reduce the liquidity of, and the availability of price quotations for, the Company’s common stock and could subject it to additional regulatory requirements applicable to over-the-counter securities; that the Company may require additional financing to fund its operations; and the other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in its subsequent filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statement, whether because of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2026

SCWorx Corp.

	By:	/s/ Timothy A. Hannibal
	Name:	Timothy A. Hannibal
	Title:	Chief Executive Officer

4